Exhibit 99.1 1 PRESS RELEASE CONTACT: Vectrus Mike Smith, CFA 719-637-5773 michael.smith@vectrus.com Vectrus Announces Solid First Quarter Results • Q1 revenue +5.2% Y/Y to $456.5 million • Operating income of $5.2 million; Adjusted EBITDA margin1 of 4.0% • Q1 fully diluted EPS of $0.24; Adjusted diluted EPS1 of $1.01 • Several key wins expand and solidify work with Army, Navy, and National Security clients • Reiterating revenue and adjusted diluted EPS1 guidance COLORADO SPRINGS, Colo., May 10, 2022 — Vectrus, Inc. (NYSE:VEC) announced first quarter 2022 financial results. “Vectrus reported solid first quarter results driven by the continued expansion into LOGCAP V and our focus on diversification to new clients and markets,” said Chuck Prow, Chief Executive Officer of Vectrus. “During the quarter, revenue grew 5% year-over-year and 9% sequentially to $456 million. Revenue growth was driven by the continued phase-in of LOGCAP V, high op-tempo in the regions we operate in support of ongoing world affairs, as well as the progress made in executing growth in our core programs,” said Prow. “With a continued focus on the needs of our clients, the Vectrus team supported several important missions during the quarter, including assisting the DoD with the establishment of a water supply system and water remediation efforts in Hawaii. In addition, we demonstrated our ability to transition quickly and recently became fully operational on LOGCAP V Kwajalein, approximately a month and a half ahead of schedule. We also leveraged our process- oriented phase in system and in a short period of time, achieved full operations at Ft. Benning following our December 2021 $250 million award. We are proud of this achievement and look forward to providing world class maintenance, transportation, and supply services for the US Army’s Maneuver Training Center over the next five years.”

Exhibit 99.1 2 “Notably, late in the first quarter Vectrus was awarded a strategically important task order to provide support for the U.S. Air Force in Europe as part of the European Deterrence Initiative,” said Prow. “While currently small in value, this contingency task is providing mission critical services to our Air Force client in Europe. This effort exemplifies our global positioning and rapid response capabilities supporting our clients’ most challenging and important missions.” Prow continued, “Adjusted EBITDA for the quarter was $18.2 million or 4.0% margin as we work through program efficiencies in the early phases of LOGCAP V implementation. Additionally, LOGCAP V is generating higher revenue volume with a greater amount of material and pass- through content that has a different margin complexion.” “We are continuing our positive momentum working with the Navy and during the first quarter were selected to complete the final phases of application development for the 5G Naval Base Coronado Smart Warehouse, which is demonstrative of our ability to provide converged solutions and operational technologies to clients,” said Prow. “We were also recently awarded the follow-on contract for Spectrum Management with the Navy valued at $60 million. This award continues more than 30 years of support to the Navy in solving afloat electromagnetic interference and compatibility challenges for the fleet. Furthermore, Vectrus won a position on a $250 million five-year IDIQ vehicle that provides rapid development, prototyping, and systems integration to the Navy, Joint, and coalition forces worldwide utilizing numerous platforms and integrated capabilities. Vectrus will focus on embarkable systems that include cyber hardening, new technology insertion and retrofit of existing systems. In addition, we won an effort as subcontractor performing electromagnetic test and evaluation engineering. These are key wins that demonstrate our capabilities in engineering and operational technology, and our commitment to delivering a more integrated and comprehensive suite of solutions in support of the converged environment,” Prow elaborated. Prow continued, “Vectrus has worked diligently over the past several years to expand its presence with national security clients and, during the first quarter our teams were successful in securing several wins that enhance our footprint in the intelligence community.” Prow concluded, “Our first quarter results demonstrate Vectrus’ realization and execution of our strategy to strengthen and grow the business through outstanding program execution, capability expansion, and diversification of our geographic and client footprint.” First Quarter 2022 Results First quarter 2022 revenue of $456.5 million was up $22.5 million year-on-year. “Revenue grew 5.2% year over year boosted by our transition to full operational capability on LOGCAP V programs

Exhibit 99.1 3 in Iraq and Kuwait late last year, and Kwajalein this year. In addition, revenue benefitted from transitioning Ft Benning and volume associated with rapid response and contingency efforts,” said Susan Lynch, Senior Vice President and Chief Financial Officer. “This revenue growth was impressive given the headwinds associated with the withdrawal of the US military from Afghanistan,” added Lynch. Operating income was $5.2 million or 1.1% margin. This includes M&A and integration related expenses of $9.1 million and amortization of acquired intangible assets of $2.3 million which were incurred in the quarter. Adjusted operating income1 was $16.6 million or 3.6% margin. Adjusted EBITDA1 was $18.2 million or 4.0% margin as compared to $20.7 million or 4.8% in the prior year. “The year-on-year margin change was influenced by the significant amount of revenue and contracts that are in the early stages of their lifecycle. We believe margin on these contracts will improve over time as we apply our process improvement and Enterprise Vectrus initiatives. In addition, as we continue to support our LOGCAP V clients’ supply chain needs, we are experiencing an increase in material and pass- through content which carries a lower margin. In aggregate, on average and over time we expect to see improvement in the margin profile as we drive operational efficiencies and diversify into higher margin scopes of work,” said Lynch. Fully diluted EPS for the first quarter of 2022 was $0.24 as compared to $1.02 in the prior year. Fully diluted EPS in the quarter included the aforementioned M&A and integration related costs. Adjusted diluted EPS1 was $1.01 in the quarter as compared to $1.20 in the prior year. The change in adjusted diluted EPS1 was primarily due to the above-mentioned change in Adjusted EBITDA1. Cash used in operating activities through April 1, 2022, was $26.4 million, compared to net cash used in operating activities of $21.7 million through the first quarter of 2021. Cash used in operating activities was negatively impacted in the current quarter by an approximately $8.0 million repayment of CARES Act tax deferrals and $2 million of merger related payments. Net debt on April 1, 2022, was $96.8 million, down $41.9 million from April 2, 2021. Total debt on April 1, 2022, was $119.8 million, down $57.2 million from $177.0 million on April 2, 2021. Cash at quarter-end was $23.0 million. Total consolidated indebtedness to consolidated EBITDA1 (total leverage ratio) was 1.4x compared to 2.0x at the same time last year. Total backlog as of April 1, 2022, was $4.5 billion representing almost 2.5x the company’s estimated 2022 revenue mid-point. Funded backlog was $0.8 billion. The trailing twelve-month book-to-bill was 1.0x as of April 1, 2022.

Exhibit 99.1 4 2022 Guidance Lynch continued, “In light of our solid first quarter performance, we are reiterating our full-year 2022 guidance ranges for revenue and adjusted EBITDA, adjusted diluted EPS, and net cash provided by operating activities, excluding M&A related activities.” Due to the merger activities with Vertex, the company is not providing GAAP guidance or a reconciliation of forward-looking measures including adjusted diluted EPS to GAAP diluted EPS or adjusted EBITDA margin to GAAP net income due to the difficulty in forecasting the transaction timing and quantifying certain amounts that are necessary for such reconciliation. Reconciliations to the closest corresponding U.S. GAAP measures are not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures. The variability of such charges could potentially have a significant impact on our future U.S. GAAP financial results. $ millions, except for EBITDA margins and per share amounts 2021 Actual 2022 Guidance 2022 Mid-Point 2022 Mid-Point vs 2021 Revenue $1,784 $1,820 to $1,860 $1,840 3.1 % Adjusted EBITDA Margin 4.7% 4.5 % to 4.7% 4.6% (10) bps Adjusted Diluted Earnings Per Share $4.77 $4.57 to $4.93 $4.74 (0.6) % Net Cash Provided by Operating Activities $61.3 $50.00 to $53.50 $51.75 (15.6) % Forward-looking statements are based upon current expectations and are subject to factors that could cause actual results to differ materially from those suggested here, including those factors set forth in the Safe Harbor Statement below. First Quarter 2022 Conference Call Management will conduct a conference call with analysts and investors at 4:30 p.m. ET on Tuesday, May 10, 2022. U.S.-based participants may dial in to the conference call at 844-825-9789, while international participants may dial 412-317-5180. A live webcast of the conference call as well as an accompanying slide presentation will be available on the Vectrus Investor Relations website at https://app.webinar.net/b4KdmrqJ7En. A replay of the conference call will be posted on the Vectrus website shortly after completion of the call and will be available for one year. A telephonic replay will also be available through May 24, 2022, at 844-512- 2921 (domestic) or 412-317-6671 (international) with passcode 10166668. Footnotes: 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for reconciliation.

Exhibit 99.1 5 About Vectrus For more than 70 years, Vectrus has provided critical mission support for our customers’ toughest operational challenges. As a high-performing organization with exceptional talent, deep domain knowledge, a history of long-term customer relationships, and groundbreaking technical expertise, we deliver innovative, mission-matched solutions for our military and government customers worldwide. Whether it’s base operations support, supply chain and logistics, IT mission support, engineering and digital integration, security, or maintenance, repair and overhaul, our customers count on us for on-target solutions that increase efficiency, reduce costs, improve readiness, and strengthen national security. Vectrus is headquartered in Colorado Springs, Colo., and includes about 8,100 employees spanning 205 locations in 28 countries. In 2021, Vectrus generated sales of $1.8 billion. For more information, visit the company’s website at www.vectrus.com or connect with Vectrus on Facebook, Twitter, and LinkedIn. Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, all the statements and items listed in the table in "2022 Guidance" above and other assumptions contained therein for purposes of such guidance, other statements about our 2021 performance outlook, five-year growth plan, revenue, DSO, contract opportunities, the potential impact of COVID-19, and any discussion of future operating or financial performance. Whenever used, words such as "may," "are considering," "will," "likely," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "could," "potential," "continue," "goal" or similar terminology are forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside our management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Exhibit 99.1 6 VECTRUS, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) Three Months Ended April 1, April 2, (In thousands, except per share data) 2022 2021 Revenue $ 456,471 $ 434,004 Cost of revenue 419,275 393,648 Selling, general, and administrative expenses 31,959 23,823 Operating income 5,237 16,533 Interest expense, net (1,681) (1,932) Income from operations before income taxes 3,556 14,601 Income tax expense 701 2,553 Net income $ 2,855 $ 12,048 Earnings per share Basic $ 0.24 $ 1.03 Diluted $ 0.24 $ 1.02 Weighted average common shares outstanding – basic 11,759 11,648 Weighted average common shares outstanding – diluted 11,902 11,827

Exhibit 99.1 7 VECTRUS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) April 1, December 31, (In thousands, except per share information) 2022 2021 Assets Current assets Cash and cash equivalents $ 22,999 $ 38,513 Receivables 377,571 348,605 Prepaid expenses 25,923 21,160 Other current assets 11,083 15,062 Total current assets 437,576 423,340 Property, plant, and equipment, net 24,049 23,758 Goodwill 321,734 321,734 Intangible assets, net 64,281 66,582 Right-of-use assets 42,074 43,651 Other non-current assets 9,876 10,394 Total non-current assets 462,014 466,119 Total Assets $ 899,590 $ 889,459 Liabilities and Shareholders’ Equity Current liabilities Accounts payable $ 234,713 $ 212,533 Compensation and other employee benefits 59,059 80,284 Short-term debt 10,400 10,400 Other accrued liabilities 55,421 55,031 Total current liabilities 359,593 358,248 Long-term debt, net 108,392 94,246 Deferred tax liability 32,620 32,214 Operating lease liability 33,167 34,536 Other non-current liabilities 11,643 20,128 Total non-current liabilities 185,822 181,124 Total liabilities 545,415 539,372 Commitments and contingencies (Note 10) Shareholders’ Equity Preferred stock; $0.01 par value; 10,000,000 shares authorized; No shares issued and outstanding — — Common stock; $0.01 par value; 100,000 shares authorized; 11,805 and 11,738 shares issued and outstanding as of April 1, 2022 and December 31, 2021, respectively 118 117 Additional paid in capital 89,590 88,116 Retained earnings 270,609 267,754 Accumulated other comprehensive loss (6,142) (5,900) Total shareholders' equity 354,175 350,087 Total Liabilities and Shareholders' Equity $ 899,590 $ 889,459

Exhibit 99.1 8 VECTRUS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Three Months Ended April 1, April 2, (In thousands) 2022 2021 Operating activities Net income $ 2,855 $ 12,048 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation expense 1,591 1,548 Amortization of intangible assets 2,301 2,450 (Gain) Loss on disposal of property, plant, and equipment (16) 43 Stock-based compensation 2,558 2,622 Amortization of debt issuance costs 204 232 Changes in assets and liabilities: Receivables (29,898) (46,544) Prepaid expenses (4,849) (3,137) Other assets 4,520 (648) Accounts payable 22,693 42,054 Deferred taxes — 2,716 Compensation and other employee benefits (21,138) (22,818) Other liabilities (7,202) (12,295) Net cash used in operating activities (26,381) (21,729) Investing activities Purchases of capital assets and intangibles (2,195) (2,611) Proceeds from the disposition of assets 17 — Net cash used in investing activities (2,178) (2,611) Financing activities Repayments of long-term debt (2,600) (2,000) Proceeds from revolver 217,000 110,000 Repayments of revolver (200,000) (110,000) Proceeds from exercise of stock options — 113 Payment of debt issuance costs (458) — Payments of employee withholding taxes on share-based compensation (1,626) (2,184) Net cash provided by (used in) financing activities 12,316 (4,071) Exchange rate effect on cash 729 (191) Net change in cash, cash equivalents and restricted cash (15,514) (28,602) Cash, cash equivalents and restricted cash-beginning of year 38,513 68,727 Cash, cash equivalents and restricted cash-end of period $ 22,999 $ 40,125 Supplemental disclosure of cash flow information: Interest paid $ 1,513 $ 1,371 Income taxes paid $ 66 $ (97) Purchase of capital assets on account $ 5 $ (132)

Exhibit 99.1 9 Key Performance Indicators and Non-GAAP Measures The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. Management believes that these financial performance measures are the primary drivers for our earnings and net cash from operating activities. Management evaluates its contracts and business performance by focusing on revenue, operating income, and operating margin. Operating income represents revenue less both cost of revenue and selling, general and administrative (SG&A) expenses. Cost of revenue consists of labor, subcontracting costs, materials, and an allocation of indirect costs, which includes service center transaction costs. SG&A expenses consist of indirect labor costs (including wages and salaries for executives and administrative personnel), bid and proposal expenses and other general and administrative expenses not allocated to cost of revenue. We define operating margin as operating income divided by revenue. We manage the nature and amount of costs at the program level, which forms the basis for estimating our total costs and profitability. This is consistent with our approach for managing our business, which begins with management's assessing the bidding opportunity for each contract and then managing contract profitability throughout the performance period. In addition to the key performance measures discussed above, we consider adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, and organic revenue to be useful to management and investors in evaluating our operating performance, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. We provide this information to our investors in our earnings releases, presentations, and other disclosures. Adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, and organic revenue, however, are not measures of financial performance under GAAP and should not be considered a substitute for operating income, operating margin, net income, and diluted earnings per share as determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. • Adjusted operating income is defined as operating income, adjusted to exclude items that may include, but are not limited to significant charges or credits, and unusual and infrequent non-operating items, such as M&A, integration and related costs, LOGCAP V pre-operational legal costs, and amortization of acquired intangible assets that impact current results but are not related to our ongoing operations. • Adjusted operating margin is defined as adjusted operating income divided by revenue. • Adjusted net income is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items, such

Exhibit 99.1 10 as M&A, integration and related costs, LOGCAP V pre-operational legal costs, and amortization of acquired intangible assets that impact current results but are not related to our ongoing operations. • Adjusted diluted earnings per share is defined as adjusted net income divided by the weighted average diluted common shares outstanding. • EBITDA is defined as operating income, adjusted to exclude depreciation and amortization. • Adjusted EBITDA is defined as EBITDA, adjusted to exclude items that may include, but are not limited to, significant charges or credits and unusual and infrequent non-operating items, such as M&A, integration and related costs, LOGCAP V pre-operational legal costs that impact current results but are not related to our ongoing operations. • EBITDA margin is defined as EBITDA divided by revenue. • Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. • Organic revenue is defined as revenue, adjusted to exclude revenue from acquired companies.

Exhibit 99.1 11 Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($K, except per share data) Three Months Ended April 1, 2022, As Reported M&A, Integration and Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of Acquired Intangible Assets Three Months Ended April 1, 2022 - Adjusted Revenue $ 456,471 $ — $ — $ — $ 456,471 Growth 5.2% 5.2 % Operating income $ 5,237 $ 9,068 $ — $ 2,301 $ 16,606 Operating margin 1.1% 3.6 % Interest expense, net $ (1,681) $ — $ — $ — $ (1,681) Income from operations before income taxes $ 3,556 $ 9,068 $ — $ 2,301 $ 14,925 Income tax expense $ 701 $ 1,787 $ — $ 453 $ 2,941 Income tax rate 19.7% 19.7 % Net income $ 2,855 $ 7,281 $ — $ 1,848 $ 11,984 Weighted average common shares outstanding, diluted 11,902 11,902 Diluted earnings per share $ 0.24 $ 0.61 $ — $ 0.16 $ 1.01 EBITDA (Non-GAAP Measures) ($K) Three Months Ended April 1, 2022, As Reported M&A, Integration and Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of Acquired Intangible Assets Three Months Ended April 1, 2022 - Adjusted Operating Income $ 5,237 $ 9,068 $ — $ 2,301 $ 16,606 Add: Depreciation and amortization $ 3,892 $ — $ — $ (2,301) $ 1,591 EBITDA $ 9,129 $ 9,068 $ — $ — $ 18,197 EBITDA Margin 2.0% 4.0%

Exhibit 99.1 12 Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($K, except per share data) Three Months Ended April 2, 2021 As Reported M&A, Integration and Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of Acquired Intangible Assets Three Months Ended April 2, 2021 - Adjusted Revenue $ 434,004 $ — $ — $ — $ 434,004 Operating income $ 16,533 $ — $ 157 $ 2,450 $ 19,140 Operating margin 3.8% 4.4 % Interest expense, net $ (1,932) $ — $ — $ — $ (1,932) Income from operations before income taxes $ 14,601 $ — $ 157 $ 2,450 $ 17,208 Income tax expense $ 2,553 $ — $ 27 $ 428 $ 3,008 Income tax rate 17.5% 17.5 % Net income $ 12,048 $ — $ 130 $ 2,022 $ 14,200 Weighted average common shares outstanding, diluted 11,827 11,827 Diluted earnings per share $ 1.02 $ — $ 0.01 $ 0.17 $ 1.20 EBITDA (Non-GAAP Measures) ($K) Three Months Ended April 2, 2021 As Reported M&A, Integration and Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of Acquired Intangible Assets Three Months Ended April 2, 2021 - Adjusted Operating Income $ 16,533 $ — $ 157 $ 2,450 $ 19,140 Add: Depreciation and amortization $ 3,998 $ — $ — $ (2,450) $ 1,548 EBITDA $ 20,531 $ — $ 157 $ — $ 20,688 EBITDA Margin 4.7% 4.8%

Exhibit 99.1 13 SUPPLEMENTAL INFORMATION Revenue by client branch, contract type, contract relationship, and geographic region for the periods presented below was as follows: Three Months Ended April 1, April 2, (In thousands) 2022% 2021 % Army $ 280,113 61% $ 257,349 59 % Air Force 61,474 13% 78,170 18 % Navy 75,217 17% 56,427 13 % Other 39,667 9% 42,058 10 % Total revenue $ 456,471 $ 434,004 Revenue by Contract Type Three Months Ended April 1, April 2, (In thousands) 2022% 2021 % Cost-plus and cost-reimbursable $ 311,094 68% $ 290,230 67 % Firm-fixed-price 128,004 28% 128,757 30 % Time and material 17,373 4% 15,017 3 % Total revenue $ 456,471 $ 434,004 Revenue by Contract Relationship Three Months Ended April 1, April 2, (In thousands) 2022% 2021 % Prime contractor $ 427,093 94% $ 403,262 93 % Subcontractor 29,378 6% 30,742 7 % Total revenue $ 456,471 $ 434,004 Revenue by Geographic Region Three Months Ended April 1, April 2, (In thousands) 2022% 2021 % Middle East $ 235,754 52% $ 240,013 55 % United States 167,980 37% 149,811 35 % Europe 36,531 7% 40,623 9 % Asia 16,206 4% 3,557 1 % Total revenue $ 456,471 $ 434,004 Source: Vectrus, Inc.